UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2017

RPX Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-35146	26-2990113
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

One Market Plaza
Suite 800
San Francisco, CA 94105
(Address of principal executive offices, including zip code)

(866) 779-7641
(Registrant’s telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.02 Results of Operations and Financial Condition.
On May 2, 2017, RPX Corporation (the "Company") issued a press release announcing its financial results for the first quarter ended March 31, 2017. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 30, 2017, the Board of Directors of the Company appointed Robert Heath, currently the Company’s Chief Financial Officer, to serve as the Company's Executive Vice President and Chief Strategy Officer, with such appointment effective on May 15, 2017. Mr. Heath will continue as the Company’s principal financial and principal accounting officer until that date.

Also on April 30, 2017, the Board of Directors of the Company appointed David Anderson to serve as the Company’s Chief Financial Officer, Senior Vice President and Treasurer (principal financial and principal accounting officer), with such appointment effective on May 15, 2017.

Mr. Anderson, age 38, has been at the Company since October 2010 and is currently the Company’s Senior Vice President, Corporate Development. He previously served as Vice President, Senior Director and Director of Corporate Development. Prior to RPX, he spent five years at The Boston Consulting Group. Mr. Anderson received a B.A. and M.A. from Stanford University and an M.B.A from the Harvard Business School.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press release issued by RPX Corporation dated May 2, 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RPX Corporation

By:	/s/ EMILY T. GAVIN
Emily T. Gavin
General Counsel

Date: May 2, 2017
EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by RPX Corporation dated May 2, 2017